UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013 (May 6, 2013)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On May 6, 2013, Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Company,” “we,” “our” or “us”), approved and entered into the Third Amended and Restated Advisory Management Agreement (the “Third Restated Agreement”) with Behringer Harvard Opportunity Advisors I, LLC, an affiliated Texas limited liability company that serves as our advisor (the “Advisor”).  The Third Restated Agreement is effective as of May 15, 2013.

The Third Restated Agreement was restated to consolidate the First Amendment and Second Amendments to the Second Amended and Restated Advisory Management Agreement and amended to adjust the annual renewal date of the advisory agreement from December 31 to May 15 of each year.  Thus, the Third Restated Agreement was renewed through May 15, 2014.  In all material respects, the terms of the agreement remain unchanged.

Item 5.08.                                        Shareholder Director Nominations

On May 6, 2013, the Company’s board of directors determined that the 2013 annual meeting of the Company will be held on October 9, 2013 (the “2013 Annual Meeting”), which is more than 30 days from the anniversary of the Company’s 2012 annual meeting.  As the 2013 Annual Meeting date has been advanced, as opposed to delayed, the deadline for receipt of stockholder proposals, including stockholder director nominations, pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended, will remain as disclosed in the Company’s proxy statement for the 2012 annual meeting, or April 29, 2013.  Thus, the deadline by which a stockholder proposal must have been received at the Company’s principal executive offices at 15601 Dallas Parkway, Suite 600, Addison, Texas (the “Executive Offices”) to be considered timely for inclusion in the Company’s 2013 proxy materials has passed.

In addition, pursuant to the terms and conditions of the Company’s bylaws, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be received by the Company at the Executive Offices no earlier than June 11, 2013 and no later than July 11, 2013.  Proposals should be directed to the attention of the Corporate Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: May 10, 2013	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President – Legal, General Counsel, & Secretary